Exhibit 21.1
Subsidiaries of Registrant
as of December 31, 2005

State or Jurisdiction
under the law of
which Organized

1st Choice Mortgage, LLC	Indiana
1st Fredericksburg Mortgage, LLC	Indiana
1st Premier Mortgage, LP	Ohio
Access Financial Corp.	Ohio
AccuLend Mortgage, LP	California
Advent Guaranty Corporation	Vermont
Affirmative Mortgage, LLC	Indiana
Afleet Mortgage, LP	Ohio
All American First Mortgage, LLC	Indiana
Allegiant Asset Management Company	Michigan
Allegiant Capital Corporation	Missouri
Allegiant Capital Trust II	Delaware
Allegiant Community Development Corporation	Missouri
Allegiant Insurance Services Co.	Missouri
Alliance First Mortgage, LLC	Indiana
Alliance Mortgage Capital, LP	California
Alliance Title Agency, LLC	Michigan
ALLINCO, Inc.	Vermont
Alpine Capital Corporation	Illinois
American Best Mortgage, LLC	Indiana
Americo Mortgage, LLC	Indiana
AmeriMax Mortgage, LLC	Indiana
Ameritrust Home Mortgage, LP	Ohio
Ash Realty Co., Inc.	Indiana
Banc Services Statutory Trust I	Connecticut
Baron Mortgage, LP	California
Cape Henry Mortgage, LLC	Indiana
Capstone Realty Advisors, LLC	Ohio
Capstone Realty, Inc.	Ohio
Central Valley Lending Services, LP	California
Chippewa Valley Title Agency, Inc.	Ohio
Citizens Mortgage LLC	Arizona
Colonial Home Finance, LLC	Indiana
Columbus Home Mortgage, LLC	Indiana
County Corp. Mortgage, LLC	Indiana
Delmarva Mortgage, LLC	Indiana
Dominion Trust Mortgage, LLC	Indiana
Elegen Home Lending, LP	Ohio
Equality Commodity Corporation	Missouri
Equality Mortgage Corporation	Missouri
Executive Home Mortgage, LLC	Indiana
FCB Mortgage, LLC	Indiana
First Capital Home Mortgage, LLC	Indiana
First Flight Mortgage, LLC	Indiana
First Franklin Financial Companies, LLC	Delaware
First Franklin Financial Corporation	Delaware
First Independent Mortgage, LLC	Indiana
First Intercoastal Mortgage, LLC	Indiana
First National Broadway Corp.	Kentucky
First of America Capital Trust I (Trust)	Delaware

State or Jurisdiction
under the law of
which Organized

First Patriot Mortgage, LLC	Indiana
First Washington Mortgage, LLC	Indiana
Fort Wayne Capital Trust I (Trust)	Delaware
Gateway First Mortgage, LLC	Indiana
Greenbrier Mortgage, LLC	Indiana
HDMF-LLC	Delaware
Heartland Security Mortgage, LLC	Indiana
Heritage Home Mortgage, LLC	Indiana
Home Financing, LP	Ohio
Home Mortgage Centre, LLC	Indiana
Homesource Mortgage Services, LP	Ohio
HomeSync Financial Services, LLC	Indiana
Hometown Mortgage, LLC	Indiana
Integrity 1st Financial, LLC	Indiana
Intercoastal Mortgage, LLC	Indiana
Kratky Road, Inc.	Missouri
Lakeside Lending, LLC	Indiana
Liberty West Mortgage, LP	California
Lincoln First Mortgage, LLC	Indiana
Lower Bucks Mortgage, LP	Ohio
MNC Mortgage, LP	Ohio
Market Mortgage Services, LLC	Indiana
Meadow Ridge Partners, LLC	Ohio
Mid Atlantic Mortgage, LLC	Indiana
MidOhio Data, Inc.	Ohio
Milestone Security Partners, LLC	Ohio
Millstone Mortgage, LP	Ohio
Montaheno Mortgage, LP	Ohio
Mortgage Company of Kentucky, Inc.	Kentucky
Mortgage One, LP	California
NCBI Holdings, Inc.	Indiana
NCBKCDA Investment, LLC	Kentucky
NCBO Holdings, Inc.	Indiana
NCBPA Investment Company	Delaware
NCCC Acquisition, LLC	Delaware
NCLIC, Inc.	Vermont
NCS First Mortgage, LP	Ohio
NatCity Investments, Inc.	Indiana
NatCity Trust Company of Delaware	Delaware
National American Mortgage, LLC	Indiana
National Capital Properties, Inc.	Kentucky
National City Abstract, LLC	Pennsylvania
National City Bank	United States
National City Bank of Indiana	United States
National City Bank of Kentucky	United States
National City Bank of Pennsylvania	United States
National City Bank of Southern Indiana	United States
National City Bank of the Midwest	United States
National City Business Credit, Inc.	Ohio
National City Canada, Inc	Canada
National City Capital Corporation	Delaware
National City Capital Trust I (Trust)	Delaware
National City Center, LLC	Ohio
National City Commercial Capital Corporation	Ohio

State or Jurisdiction
under the law of
which Organized

National City Commercial Capital Corporation	Canada
National City Commercial Leasing, Inc.	Ohio
National City Community Development Corporation	Ohio
National City Credit Corporation	Ohio
National City DND, Inc.	Delaware
National City Equity Partners, Inc.	Delaware
National City Equity Partners, LLC	Ohio
National City Home Loan Services, Inc	Delaware
National City Indiana, LLC	Indiana
National City Insurance Agency of Pennsylvania, Inc.	Pennsylvania
National City Insurance Group, Inc.	Michigan
National City Investment Company – Nevada, Inc.	Nevada
National City Leasing Corporation	Kentucky
National City Mortgage Capital LLC	Delaware
National City Mortgage Co.	Ohio
National City Mortgage, Inc.	Ohio
National City Mortgage Insurance Company, Inc.	Hawaii
National City Mortgage Insurance Solutions, Inc.	Hawaii
National City Mortgage Loan Trust 2005-1	New York
National City Mortgage Services Co.	Michigan
National City New Market Fund, Inc.	Ohio
National City Ohio, LLC	Indiana
National City Payments, Inc.	Delaware
National City Securities Company, LLC	Delaware
National City Trade Services Limited	Hong Kong
National City Vehicle Receivables Inc.	Delaware
National City Vendor Finance, LLC	Illinois
NationalLink, LLC	Pennsylvania
NationalLink, LP	Pennsylvania
NationalLink of Alabama, LLC	Alabama
New England Trust Company, National Association	United States
Nottingham Corporation	Pennsylvania
Ohio National Corporation Trade Services	Ohio
PB Realty, Inc.	Ohio
Peninsula Mortgage, LLC	Indiana
Peoples Community Mortgage, LLC	Indiana
PFGI Capital Corporation	Maryland
Platinum First Mortgage, LP	Ohio
Premier Lending Services, LP	California
Primary Home Mortgage, LLC	Indiana
Procurement Alternatives Corporation	Ohio
Provident Auto Leasing Company	Delaware
Provident Auto Rental Company LLC (1998-1)	Delaware
Provident Auto Rental Company LLC (1998-2)	Delaware
Provident Auto Rental LLC (1999-1)	Delaware
Provident Auto Rental LLC (2000-1)	Delaware
Provident Auto Rental LLC (2000-2)	Delaware
Provident Auto Rental LLC (2001-1)	Delaware
Provident Capital Trust I	Delaware
Provident Capital Trust II	Delaware
Provident Capital Trust III	Delaware
Provident Capital Trust IV	Delaware
Provident Community Development Company, LLC	Ohio
Provident Lease Receivables Company LLC	Delaware

State or Jurisdiction
under the law of
which Organized

Provident Recap I, LLC	Delaware
Provident Technical Services, Inc.	Ohio
Red Capital Advisors, LLC	Ohio
Red Capital Markets, Inc.	Ohio
Red Fund I Series A, LLC	Delaware
Red Fund I Series B, LLC	Delaware
Red Mortgage Capital, Inc.	Ohio
Regional First Mortgage, LLC	Indiana
Regional Home Loans, LLC	Indiana
REO Mortgage Services, LP	Ohio
RFI Series A Class 1, LLC	Ohio
RFI Series A Class 2, LLC	Delaware
RFI Series B Class 1, LLC	Ohio
RFI Series B Class 2, LLC	Delaware
Riverside Home Lending, LP	Ohio
SCDC, LLC	Ohio
Sterling Asset Management Co.	Ohio
Sterling Private Investments, Inc.	Ohio
Summit First Financial, LLC	Indiana
SunAmerica Affordable Housing Partners 65	Nevada
Supreme Capital Mortgage, LLC	Indiana
SussexMortgage.com, LLC	Indiana
The First Mortgage Group, LLC	Indiana
Tidewater First Mortgage, LLC	Indiana
Valley Mortgage Services, LP	Ohio
Virginia Home Mortgage, LLC	Indiana
Western Properties, Inc.	Pennsylvania
Western Reserve Company	Pennsylvania
Xcel Capital, LLC	Indiana